NATIXIS MODERATE DIVERSIFIED PORTFOLIO

Supplement dated September 23, 2008 to the Natixis Diversified Portfolios Class A and C Prospectus dated

May 1, 2008 as may be revised and supplemented from time to time.

On September 23, 2008, the Board of Trustees of Natixis Funds Trust III, on behalf of its series Natixis Moderate Diversified Portfolio (the “Portfolio”) upon the recommendation of the Portfolio’s advisor, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), approved a plan to liquidate the Portfolio, such liquidation to take place on or about December 5, 2008 (the “Liquidation Date”). Any shares of the Portfolio outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions will not be subject to any sales charges including contingent deferred sales charges. The proceeds from any such redemption will be the net asset value of the Portfolio’s shares after expenses and liabilities of the Portfolio have been paid or otherwise provided for. In addition, the Portfolio may make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Portfolio-level taxes. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. If Portfolio shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short-or long-term capital gain or loss depending on how long the shareholder held the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Portfolio pursuant to the procedures set forth under “Selling Shares” in the Portfolio’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging Shares” in the Portfolio’s Prospectus. Class A and Class C shares may be exchanged, subject to minimum investment requirements, for shares of the same Class of any other Natixis Fund that offers such shares. For federal income tax purposes, an exchange of the Portfolio’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Portfolio held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, Natixis Distributors, L.P. (“Natixis Distributors”) will exchange any shares remaining in the Portfolio on the Liquidation Date into Natixis Cash Management Trust - Money Market Series.

Effective at the close of business on September 24, 2008, Natixis Distributors, the distributor of the Portfolio, will no longer accept investments from new investors in the Portfolio. Effective at the close of business on October 8, 2008, Natixis Distributors will no longer accept additional investments in the Portfolio from current shareholders of the Portfolio, which include additional investments through automatic or systematic investment plans.

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